UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2026
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2026, Arrow Financial Corporation, a New York corporation ("Arrow") entered into an Agreement and Plan of Merger (the “Agreement”) with Adirondack Bancorp, Inc., a New York corporation (“Adirondack”) and Arrow Merger Sub, Inc. (“Merger Sub”), a Maryland corporation and wholly owned subsidiary of Arrow. Subject to the terms and conditions of the Agreement, which has been approved by the boards of directors of each party, Adirondack will merge with and into Merger Sub, with Adirondack as the surviving corporation and immediately thereafter, Adirondack will merge with and into Arrow, with Arrow as the surviving corporation (collectively the “Merger”). Following the Merger, Adirondack Bank, the wholly-owned New York chartered commercial bank subsidiary of Adirondack, will merge with and into Arrow Bank National Association and a wholly-owned subsidiary of Arrow (“Arrow Bank”), with Arrow Bank as the surviving bank (the “Bank Merger” and, together with the Merger, the “Transaction”).

Merger Consideration

Upon the terms and subject to the conditions of the Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $5.00 per share, of Adirondack outstanding immediately prior to the Effective Time will be converted into the right to receive (i) 1.8610 shares of Arrow common stock, par value $1.00 per share, and (ii) $18.72 in cash. Holders of Adirondack common stock will receive cash in lieu of fractional shares. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

Certain Governance Matters

At the Effective Time, Arrow and Arrow Bank will take all actions necessary to appoint to each respective board of directors, Rocco Arcuri, Sr., current President and Chief Executive Officer of Adirondack. In addition, Mr. Arcuri will be appointed Regional President at the Effective Time.

Terms and Conditions of the Agreement

The Agreement contains customary representations and warranties from both Adirondack and Arrow, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its business during the interim period between the execution of the Agreement and the Effective Time, (ii) the obligation of Adirondack to call a meeting of its shareholders to approve the Agreement and, subject to certain exceptions, the obligation of Adirondack’s board of directors to recommend that its shareholders approve the Agreement, and (iii) Adirondack’s non-solicitation obligations related to alternative acquisition proposals. Adirondack and Arrow have also agreed to use their reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Agreement.

The completion of the Merger is subject to customary conditions, including (i) approval of the Agreement by the requisite vote of the shareholders of Adirondack, (ii) authorization for listing on Nasdaq of the shares of Arrow common stock to be issued in the Merger, (iii) receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the New York State Department of Financial Services, without the imposition of any condition or restriction that would be reasonably expected to have a material adverse effect on the continuing corporation and its subsidiaries, taken as a whole, after giving effect to the Merger and the Bank Merger, (iv) effectiveness of the registration statement on Form S-4 for the Arrow common stock to be issued in the Merger and (v) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Agreement or making the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Agreement, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. In addition, Arrow’s obligation to complete the Merger is also subject to holders of fewer than 5% of the outstanding shares of Adirondack common stock perfecting their appraisal rights under applicable New York law.

The Agreement provides certain termination rights for both Adirondack and Arrow and further provides that a termination fee of $3.62 million will be payable by Adirondack upon termination of the Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger and (ii) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other information regarding Adirondack or Arrow, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Adirondack, Arrow, their respective affiliates or their respective businesses, the Agreement, the Merger, and the Bank Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Adirondack and a prospectus of Arrow, and as may be amended from time-to-time, as well as in the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that Arrow makes with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Voting Agreements

Simultaneously with the execution of the Agreement, Arrow entered into a voting agreement (a “Voting Agreement”) with each of the directors on the board of directors of Adirondack and certain Adirondack shareholders. Such Adirondack shareholders and each Adirondack director, as a shareholder party to a Voting Agreement, has agreed, among other things, to vote shares of Adirondack common stock owned by such shareholder, and over which such shareholder has the right to dispose of and has voting power, in favor of the Agreement and the other transactions contemplated by the Agreement, and against any competing acquisition proposal, any action, agreement transaction or proposal which could reasonably be expected to result in a breach of any representation, warranty, covenant, agreement or other obligation of Adirondack in the Agreement, or other action that is intended or would reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage any of the transactions contemplated by the Agreement. The Voting Agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Agreement in accordance with its terms.

The foregoing description of the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Voting Agreements, the form of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Lock Up Agreements

Simultaneously with the execution of the Agreement, Arrow entered into a lock-up agreement (a “Lock-Up Agreement”) with certain shareholders of Adirondack. Pursuant to the Lock-Up Agreement, such shareholder has agreed, among other things, to (i) not sell or dispose of any shares of Arrow common stock received by or to be received by the shareholder pursuant to the Agreement for 180 days following the Effective Time; and (ii) not sell or dispose of more than 10,000 shares of Arrow common stock on any single trading day of shares of Arrow common stock received by or to be received by the shareholder pursuant to the Agreement between 181 days and 365 days following the Effective Time.

The foregoing description of the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Lock-Up Agreements, the form of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On February 26, 2026, Arrow made available certain presentation materials related to its proposed acquisition of Adirondack. A copy of the presentation material is included as Exhibit 99.3 to this current report on Form 8-K.

The information furnished under this Report, including Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by Arrow, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

A copy of the joint press release announcing the Transaction is attached hereto as Exhibit 99.4, and the information contained therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of February 25, 2026, by and among Arrow Financial Corporation, Adirondack Bancorp, Inc. and Arrow Merger Sub, Inc. *
Exhibit 99.1	Form of Adirondack Voting Agreement, dated as of February 25, 2026, by and among Arrow Financial Corporation and certain shareholders of Adirondack Bancorp, Inc.
Exhibit 99.2	Form of Lock-Up Agreement, dated as of February 25, 2026, by and among Arrow Financial Corporation and certain shareholders of Adirondack Bancorp, Inc.
Exhibit 99.3	Investor Presentation dated February 26, 2026
Exhibit 99.4	Joint Press Release issued by Arrow Financial Corporation and Adirondack Bancorp, Inc. dated February 26, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* The schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Arrow Financial Corporation agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Cautionary Notes on Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to (or based on) the beliefs, goals, intentions, and expectations of Arrow and Adirondack regarding the proposed Transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed Transaction; the expected cost savings, synergies, returns and other anticipated benefits from the proposed Transaction; and other statements that are not historical facts.

Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed Transaction.

Additionally, forward-looking statements speak only as of the date they are made; Arrow and Adirondack do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Arrow and Adirondack. Such statements are based upon the current beliefs and expectations of the management of Adirondack and Arrow and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive Agreement between Arrow and Adirondack; the outcome of any legal proceedings that may be instituted against Arrow and Adirondack; the possibility that the proposed Transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); the ability of Arrow and Adirondack to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed Transaction; the risk that any announcements relating to the proposed Transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed Transaction; the possibility that the anticipated benefits of the proposed Transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Arrow and Adirondack do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the Merger within the expected timeframes or at all and to successfully integrate Adirondack’s operations and those of Arrow; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed Transaction may be lower than expected; Arrow’s and Adirondack’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Arrow’s issuance of additional shares of its capital stock in connection with the proposed Transaction; effects of the announcement, pendency or completion of the proposed Transaction on the ability of Arrow and Adirondack to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed Transaction and other factors that may affect future results of Arrow and Adirondack; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Arrow’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Reports on Form 10–Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and other reports Arrow files with the SEC.

Additional Information and Where to Find It

In connection with the proposed Transaction, Arrow will file a registration statement on Form S-4 with the SEC to register the shares of Arrow common stock to be issued in connection with the proposed transaction. The registration statement will include a proxy statement of Adirondack, which also constitutes a prospectus of Arrow, that will be sent to shareholders of Adirondack seeking certain approvals related to the proposed Transaction. Arrow may file with the SEC other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. INVESTORS AND SHAREHOLDERS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARROW, ADIRONDACK, AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the registration statement, including the proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Arrow, without charge, at the SEC’s website www.sec.gov. Copies of documents filed with the SEC by Arrow will be made available free of charge in the “Documents” section of Arrow’s website, www.arrowfinancial.com, under the heading “Filings.” The information on Arrow’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings Arrow makes with the SEC.

Participants in Solicitation

Adirondack, Arrow, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Adirondack in respect of the proposed Transaction under the rules of the SEC. Information regarding Arrow’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 24, 2025 and certain other documents filed by Arrow with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date:	February 26, 2026	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer